Exhibit 99.2

First Quarter 2008 Earnings Presentation June 5, 2008

Forward Looking Statements This presentation contains forward-looking statements with respect to our financial condition and business. All statements other than statements of historical fact made in this press release are forward-looking. Such forward-looking statements include, among others, those statements including the words "expect", "anticipate", "intend", "believe", and similar language. These forward-looking statements involve certain risks and uncertainties. Our actual results may differ significantly from those projected in the forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others: (1) competitive pressure in our industry; (2) fluctuations in the price of steel, aluminum, and other raw materials; (3) changes in general economic conditions; (4) our dependence on the automotive industry (which has historically been cyclical) and on a small number of major customers for the majority of our sales; (5) pricing pressure from automotive industry customers and the potential for re-sourcing of business to lower-cost providers; (6) changes in the financial markets or our debt ratings affecting our financial structure and our cost of capital and borrowed money; (7) the uncertainties inherent in international operations and foreign currency fluctuations; and (8) the risks described in our most recent Annual Report on Form 10-K and our periodic statements filed with the Securities and Exchange Commission. You are cautioned not to place undue reliance on the forward- looking statements, which speak only as of the date of this presentation.

Agenda Financial Highlights & Strategy Curt Clawson, President, CEO & Chairman of the Board Extend the Lead in Global Wheels & Summary Fred Bentley, Chief Operating Officer Financial Review Mark Brebberman, Corporate Controller

BE A PREMIER AUTOMOTIVE SUPPLIER Be the lowest cost producer Have the best people in the industry Grow through maximizing our customer satisfaction Our Vision

First Quarter Financial Highlights 2008 2007 YTD 54.6 50.1 2008 2007 YTD 25.1 21.1 2008 2007 YTD -55.3 -2.4 2007 2008 Sales 2008 2007 YTD 573.8 498.6 Adjusted EBITDA1 ($ in millions) Core Operating Earnings1 Free Cash Flow1 (Excl. A/R Programs) Liquidity 2007 2007 2007 2007 2008 2008 2008 2008 2008 2007 YTD 249 135 15% 84% 19% 9% 1 Please refer to the appendix for the definition of these non-GAAP financial measures $53M

Our Strategy Aggressive Cost Reductions Focus on Six Sigma and Lean Manufacturing and drive productivity improvements Invest in the Right Geography Focus on cost effective locations in growth markets Invest in the Right Products Focus on product leadership and growth prospects Invest in the Right Customers Focus on customer diversification

Right Products Product Innovation - Light Vehicle Steel Wheel Patented technology Styling flexibility Large vent area for spoke look Mid-point price range "VersaStyle" wheel - looks like aluminum wheel Aluminum Wheel Conventional Steel Wheel

Plan to sell non-core powertrain business in which: We are a niche player We are in a single geographic area There is a concentrated customer base Exit negative EBITDA/cash flow operation Sales of approximately $50M Right Products Nuevo Laredo Powertrain Facility Focusing on core wheels business

Our Strategy Aggressive Cost Reductions Focus on Six Sigma and Lean Manufacturing and drive productivity improvements Invest in the Right Geography Focus on cost effective locations in growth markets Invest in the Right Products Focus on product leadership and growth prospects Invest in the Right Customers Focus on customer diversification

Will close by end of December 2008 Exit negative EBITDA/cash flow operation Sales of approximately $50M to Chrysler, Ford and Toyota Will transfer some of volume to Chihuahua, Mexico facility Further reduces dependence on U.S. market Right Geography Gainesville, GA Aluminum Wheel Facility Closure will increase profitability and reduce U.S. presence

Reduced dependence on U.S. market Right Geography Sales by Manufacturing Region 2004 2008E (Without Gainesville)

Global Market Restructuring Steel Situation Keys to 2008

Our Strategy Aggressive Cost Reductions Focus on Six Sigma and Lean Manufacturing and drive productivity improvements Invest in the Right Geography Focus on cost effective locations in growth markets Invest in the Right Products Focus on product leadership and growth prospects Invest in the Right Customers Focus on customer diversification

Czech steel wheel operations received Ford's World Excellence Award Earned for exemplary performance in quality, delivery and cost performance Awarded for second consecutive year Brazil steel wheel operations honored with Fiat's Qualitas (Quality) Award Excellent performance in product development, delivery and quality Of 1,000 suppliers, only 60 recognized Extend the Lead in Global Wheels Commercial Highlights Maximizing customer satisfaction

Secured over $80M in new and carry-over business during the first quarter Expect to meet or exceed last years wins of $430M Continue to diversify customer and geographic mix: Winning with Asian OEM's Continue to win with European partners and Detroit Three Extend the Lead in Global Wheels Business Wins Business Wins Business Wins

Extend the Lead in Global Wheels Expansion Projects Investments continue in leading-cost/high-growth regions Completed last six months In progress Starts next six months Czech Lt vehicle aluminum Lt vehicle steel Turkey Lt vehicle aluminum Lt vehicle steel Commercial Truck Brazil Commercial Truck India Lt vehicle steel Commercial Truck Thailand Lt vehicle aluminum South Africa Lt vehicle aluminum

Leading-cost countries showing strong growth Extend the Lead in Global Wheels 2008 Market Environment by Segment Customer and product diversity help mitigate regional and customer specific variability Most HLI markets and products doing well

Extend the Lead in Global Wheels Global Vehicle Build - 2007 to 2009 Growth 3rd Qtr 4th Qtr N.A. -0.056 0.527 90 20.4 53% (6%) 3rd Qtr 4th Qtr N.A. 0.161 0.05 90 20.4 5% 16% 3rd Qtr 4th Qtr N.A. 0.173 0.238 90 20.4 24% 17% 3rd Qtr 4th Qtr N.A. 0.253 0.225 90 20.4 23% 25% 3rd Qtr 4th Qtr N.A. -0.027 0.125 90 20.4 13% (3%) 3rd Qtr 4th Qtr N.A. 0.614 0.19 90 20.4 19% 61% 3rd Qtr 4th Qtr N.A. 0.177 90 20.4 18% 3rd Qtr 4th Qtr N.A. 0.224 90 20.4 22% N.A. Brazil South Africa Turkey W. Europe E. Europe Thailand India Lt Veh Lt Veh Lt Veh Comm Lt Veh Comm Lt Veh Comm Lt Veh Comm Lt Veh Comm Lt Veh Comm Strong market growth in HLI expansion regions HLI expansion regions Source: Lt Vehicle CSM 5/08, Truck J.D.Power 3/08 Lt Veh = Light Vehicle Comm = Commercial Truck

Execute Operating Plan Core business financials improved from previous year New business wins will support future growth Continue to diversify customer base Extend the Lead in Global Wheels Continuing strategic investment strategy Strong geographic and product diversity Target Positive Free Cash Flow Excluding restructuring Steel Update Summary

Financial Review

Q1 2008 vs. Q1 2007 Financial Summary 1 Please refer to the appendix for a reconciliation of this non-GAAP financial measure. 2 Includes discontinued operations ($ in millions)

Q1 2008 vs. Q1 2007 Change in Net Sales ($ in millions) Sale of Wabash, IN powertrain plant Primarily mix

Q1 2008 vs. Q1 2007 Change in Core Operating Earnings1 ($ in millions) FX ($4M) Volume/price/mix $0M Productivity/Economics/Other ($2M) FX $7M Depreciation $3M 1 Please refer to the appendix for an explanation of why the Company's management believes this financial measure provides useful information to investors.

1 Please refer to the appendix for an explanation of why the Company's management believes this financial measure provides useful information to investors. Q1 2008 vs. Q1 2007 Change in Free Cash Flow1 (Excl. A/R Programs) ($ in millions) Adjusted EBITDA $5M Working Capital ($53M) Other ($2M)

Liquidity Liquidity improvement of $114M 4/30/2007 4/30/2008 A/R Securitization 4 20 Credit Revolver 69 124 Cash Balance 62 105 ($ in millions) $135 $249 Cash Balance Up $43M Credit Revolver Up $55M

Capital Structure Capital Structure ($ in millions) ($ in millions) No significant debt maturities until 2014 2008 2009 2010-2013 2014-2015 *2008 excludes debt maturity of $31M German A/R program, which we expect to renew annually. *Excludes pre-payments Improved capital structure and extended maturities Debt Maturities Unsecured debt upgraded by Standard & Poor's

2008 Outlook Financial Outlook We confirm our guidance for: Sales between $2.1 - $2.3 billion Adjusted EBITDA between $205 - $220 million Capital expenditures between $95 - $105 million Free Cash Flow (Excl. A/R Programs) Targeting positive free cash flow - excluding restructuring

Adjusted EBITDA1 Continuing Operations 2005-2008 Core business Adjusted EBITDA improving ($ in millions) 12% 23% 7%-15% $185M $205M - $220M $203M $189M Continuing Ops $139M Continuing Ops $192M Continuing Ops $156M Continuing Ops $205M - $220M Guidance range 1 Please refer to the appendix for an explanation of why the Company's management believes this financial measure provides useful information to investors.

Appendix

# Execute Operating Plan
## 2008 Top Platforms

HAYES LEMMERZ INTERNATIONAL, INC.

**Top 15 Platforms**

| OEM | NAMEPLATE | REGION |
|---|---|---|
| Toyota | Hilux/Fortuner | SA/Asia |
| Honda | Civic | EU/SA/NA |
| GM | Silverado | NA |
| Ford | Fusion | EU/SA/NA |
| Fiat | Cinquecento | EU |
| Ford | Focus | EU/NA |
| Nissan | Megane/Serena | EU/Asia |
| VW | Polo/Fabia | EU/SA |
| Nissan | Frontier/Xterra | NA |
| Ford | Transit | EU |
| Ford | Freelander | EU/Africa |
| GM | Malibu | EU/NA |
| PSA | 307/C4 | EU |
| Nissan | Clio/Micra | EU/SA/NA |
| Ford | F Series | NA |

SA = South America; EU = Europe; NA = North America

**% of Sales**



Top 15 Platforms 31%
Other Platforms 69%

- <u>No platform</u> greater than 4% of total revenue

Diverse product portfolio – over 200 platforms worldwide

30

Q1 2008 vs. Q1 2007 Free Cash Flow ($ in millions)

Non-GAAP Financial Information Adjusted EBITDA ($ in millions)

Non-GAAP Financial Information Core Operating Earnings ($ in millions)

Non-GAAP Financial Measures Adjusted EBITDA: EBITDA, a measure used by management to measure operating performance, is defined as earnings from operations plus depreciation and amortization. Adjusted EBITDA is defined as EBITDA further adjusted to exclude asset impairment losses and other restructuring charges, reorganization items and other items. Management references these non-GAAP financial measures frequently in its decision making because they provide supplemental information that facilitates internal comparisons to historical operating performance of prior periods and external comparisons to competitors' historical operating performance. Institutional investors generally look to Adjusted EBITDA in measuring performance, among other things. The Company uses Adjusted EBITDA to facilitate quantification of planned business activities and enhance subsequent follow-up with comparisons of actual to planned Adjusted EBITDA.

Non-GAAP Financial Measures Core Operating Earnings: Core operating earnings is defined as earnings from operations less asset impairments and restructuring charges, post-emergence chapter 11 related costs, gains and losses on sales of assets, and other special items that are of an infrequent or unusual nature. Core operating earnings is used by management as a non-GAAP financial measure because it is more indicative of operating performance due to exclusion of non-operating, infrequent, or unusual items. Free Cash Flow: Free cash flow is defined as cash from operating activities minus capital expenditures plus cash from the sale of assets. Free cash flow is used by management as a non- GAAP financial measure because it identifies the amount of cash available to meet principal debt amortization requirements or make corporate investments.